UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☐	Definitive Information Statement

QUANTUMSPHERE, INC.
(Name of Registrant as Specified in Charter)

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QUANTUMSPHERE, INC.

2905 Tech Center Drive

Santa Ana, CA 92705

INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS IN LIEU OF A MEETING OF STOCKHOLDERS

JULY [●], 2014

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY

To the Stockholders of QuantumSphere, Inc.:

This Information Statement is being made available on July [●], 2014, to the stockholders of QuantumSphere, Inc., a Nevada corporation (the “Company”), as of July [●], 2014 (the “Record Date”), in connection with certain actions taken through the written consent of a majority of holders of the outstanding shares of the Company’s common stock. These actions included:

1.	Approval of the form, terms and provisions of the 2014 Equity Incentive Plan, including the authorization of the Company’s board of directors, or committee thereof, to administer said plan; and

2.	Ratification of the appointment of Squar, Milner, Peterson, Miranda, & Williamson, LLP (“Squar Milner”) to serve as the Company’s independent registered public accounting firm for the Company’s 2014 fiscal year.

The stockholders holding shares representing approximately [●]% of the votes entitled to be cast at a meeting of the Company’s stockholders consented in writing to the proposed actions. The consent by the stockholders will not become effective until 40 days from the date this Information Statement is made available to our stockholders at http://qsinano.com/investors.

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions set forth herein as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MADE AVAILABLE TO STOCKHOLDERS AT http://qsinano.com/investors ON OR ABOUT JULY [●], 2014. THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

By Order of the Chairman

Kevin D. Maloney
Chairman, CEO and President
July [●], 2014

TABLE OF CONTENTS

OVERVIEW	1
Outstanding Voting Stock; Proxies Are Not Solicited	1
ACTION #1: APPROVAL OF 2014 EQUITY INCENTIVE PLAN	2
Overview	2
Eligible Participants	2
Grant of Awards	2
Award Limitations	2
Options and Stock Appreciation Rights	2
Restricted Stock Awards	3
Restricted Stock Unit Awards	4
Stock Awards and Other Stock-Based Awards	5
Performance Based Compensation	6
Award Amendment	7
Adjustments of Awards	7
Plan Amendment and Termination	7
Dismissal of HJ&A	8
Fees to Independent Registered Public Accounting Firm for Fiscal Years 2013 and 2012	8
Audit Committee Pre-Approval Policy	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	12
WHERE YOU CAN FIND MORE INFORMATION	12
EXHIBIT A – 2014 EQUITY INCENTIVE PLAN	A-1

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. As described in this Information Statement, the foregoing actions have been approved by stockholders representing more than a majority of the voting power of our outstanding shares of Common Stock. The Board is not soliciting your proxy or consent in connection with the matters discussed above.

Pursuant to 14a-16(a) (and as required by Rule 14c-2) of the regulations of the Securities and Exchange Commission (the “Commission”) and since the Company is making information available through the Internet rather than utilizing the full-set delivery option, this Information Statement must be made available to stockholders at least 40 calendar days prior to the earliest date on which the matters discussed above may take effect. You are urged to read the Information Statement in its entirety for a description of the action taken by certain stockholders representing more than a majority of the voting power of our outstanding shares of Common Stock.

-i-

QUANTUMSPHERE, INC.

2905 Tech Center Drive

Santa Ana, CA 92705

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED
IN CONNECTION WITH THIS INFORMATION STATEMENT

Overview

QuantumSphere, Inc., formerly known as Way Cool Imports, Inc. (referred to as the “Registrant”), was incorporated in the State of Nevada on December 1, 2005. On April 22, 2014, the Registrant entered into the Merger Agreement with QuantumSphere, Inc., a California corporation (“QSI”), whereby, among other things, QSI merged with Way Cool Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Registrant (the “Merger”). On April 22, 2014, the parties consummated the Merger and QSI became a wholly-owned subsidiary of the Registrant. As part of the Merger, the Registrant issued 17,185,216 shares of common stock to QSI shareholders, options to purchase 5,942,078 shares of common stock, and warrants to purchase 9,883,233 shares of common stock.

Subsequent to the Merger, on April 25, 2014, the Registrant filed Articles of Merger with the Nevada Secretary of State for the purposes of effecting a short-form merger of QSI with and into the Registrant. The merger of the Registrant with its wholly-owned subsidiary is referred to as a short-form merger and did not require the approval of the Registrant’s stockholders (the “Short-Form Merger”). As part of the Articles of Merger, the Registrant amended its Articles of Incorporation to change its name from “Way Cool Imports, Inc.” to “QuantumSphere, Inc.” The Articles of Merger were effective upon filing. As used in this Information Statement, the references to the Registrant reflect its operations post-Merger, i.e., inclusive of QSI and its operations.

The Registrant develops and manufactures high-performance catalysts, integrated components, and end-use products in the energy storage and chemicals markets. Its products can be utilized in both electro-chemical (batteries) and thermo-chemical (chemical production) applications and have demonstrated the ability in multiple lab validations to significantly reduce costs and increase efficiency in the generation, storage, and use of energy.

Outstanding Voting Stock; Proxies Are Not Solicited

This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended.

The Board of Directors fixed June 30, 2014, as the Record Date for the determination of stockholders entitled to receive this Information Statement (the “Record Date”). As of the Record Date, there were 21,385,216 shares of the Registrant’s common stock, $0.001 par value (“Common Stock”), issued and outstanding. The Registrant’s Common Stock constitutes the only outstanding class of voting securities of the Registrant. Each share of Common Stock entitles the holder to one vote on all matters submitted to stockholders. This information statement is being sent on July [●], 2014, to such holders of record.

YOU ARE NOT BEING ASKED FOR YOUR PROXY AND YOU ARE REQUESTED NOT TO SEND
US A PROXY. THIS INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION
PURPOSES ONLY. NO ACTION IS REQUESTED NOR REQUIRED ON YOUR PART.

ACTION #1: APPROVAL OF 2014 Equity Incentive Plan

On April 22, 2014, the board of directors established and approved a new equity incentive plan for the Company referred to as the 2014 Equity Incentive Plan (the “Plan”). The Plan permits the issuance of options to purchase shares of common stock and restricted shares of the Registrant’s common stock. The Plan was approved by a majority of the Registrant’s outstanding voting power on [●], 2014.

Overview

The purposes of the Plan are to foster and promote the long-term financial success of the Registrant and to materially increase stockholder value by: (1) motivating superior performance by Participants, (2) providing Participants with an ownership interest in the Registrant, and (3) enabling the Registrant to attract and retain the services of outstanding Employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

Under the Plan there will be reserved for issuance up to 7,500,000 shares of common stock, and there are presently options outstanding thereunder to purchase 6,088,078 shares of common stock at a weighted average exercise price of $1.37 and a weighted average term to expiry of 4.87 years. The Plan is a broad-based incentive plan that provides for granting stock options, stock awards, performance awards, and other stock-based awards and substitute awards to employees, service providers and non-employee directors. Option awards granted under the Plan typically have required vesting periods between 1 and 3 years, and all options granted under this plan have 10-year contractual lives, unless otherwise specified. When awards are exercised, we will settle the awards by issuing shares of common stock. The Plan also has provisions for the granting of performance based awards, where certain milestones or conditions, as determined by our board of directors or a committee thereof, are required to be achieved or met in order for the option award to vest.

Eligible Participants

Any Employee, Non-Employee Director or natural person who is a consultant to the Company or a Subsidiary is eligible to participate in the Plan (“Eligible Individuals”).

Grant of Awards

The Compensation Committee of the Board of Directors, or any successor committee thereto, or such other committee of the Board of Directors as is appointed or designated by the Board to administer the Plan (the “Committee”), has the exclusive power to make Awards, to determine when and to which Eligible Individuals Awards will be granted, the types of Awards and the number of shares of Common Stock covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the terms of the Plan and applicable law, to cancel, suspend or amend existing Awards.

Award Limitations

No Participant receiving an Award will be granted any Award with respect to more than 300,000 Shares of Common Stock during any fiscal year.

Options and Stock Appreciation Rights

The Committee is hereby authorized to grant Options and Stock Appreciation Rights (“SARs”) to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee determines. The grant of Options or SARS shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (a) the number of shares of Common Stock that may be issued upon exercise of an Option or number of SARs subject to an Award; (b) the exercise or base price of each Option or SAR; (c) the term of the Option or SAR; (d) such terms and conditions on the vesting and/or exercisability of an Option or SAR as may be determined by the Committee; (e) any restrictions on transfer of the Option or SAR and forfeiture provisions; (f) the effect on the term of the Option or SAR of the Separation from Service of the Participant; and (g) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

The exercise price per share of Common Stock under an Option or SAR will be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of such Option or SAR; and provided further that in the case of ISOs granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the ISO is granted.

The term of each Option and SAR will be fixed by the Committee in its discretion; provided , however, that the term shall not be more than ten (10) years from the date the Option or SAR is granted, or five (5) years from such date if the option is an Incentive Stock Option granted to an individual owning (directly and through the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).

Subject to the terms of the Plan and the related Award Agreement, any Option or SAR may be exercised at any time during the period commencing with either the date that Option or SAR is granted or the first date permitted under a vesting schedule established by the Committee and ending with the expiration date of the Option or SAR. A Participant may exercise his Option or SAR for all or part of the number of shares of Common Stock or rights which he is eligible to exercise under terms of the Option or SAR. The Committee will determine the method or methods by which, and the form or forms in which, including, without limitation, cash, shares of Common Stock, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price of an Option, payment of the exercise price with respect thereto may be made or deemed to have been made.

The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. No Incentive Stock Option shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary. Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as “incentive stock options” (and will be deemed to be Non-Qualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of shares of Common Stock (determined as of the date of grant) with respect to such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

Restricted Stock Awards

The Committee is hereby authorized to grant Awards of Restricted Stock to Eligible Individuals. The grant of Restricted Stock shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (a) the number of shares of Restricted Stock subject to such Award; (b) the purchase price, if any, of the shares of Restricted Stock and the means of payment for such shares; (c) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of shares of Restricted Stock granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 of the Plan to the extent the Committee intends that the Award comply with Section 162(m) of the Code; (d) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock as may be determined from time to time by the Committee; (e) restrictions on transferability of the Restricted Stock; and (f) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

Restricted Stock granted under Article VI of the Plan is subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Except as otherwise determined by the Committee, upon a termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations of employment resulting from specified causes.

An Award of Restricted Stock may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock, such certificate will be registered in the name of the Participant and bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock.

Unless otherwise determined by the Committee, a Participant holding an outstanding Award of Restricted Stock shall be entitled to (a) receive all dividends and distributions paid in respect of shares of Common Stock underlying such award; provided, that if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same vesting and other restrictions as apply to the Restricted Stock with respect to which they were paid, and (b) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period during which such shares remain subject to restriction.

Restricted Stock Unit Awards

The Committee is hereby authorized to grant Awards of Restricted Stock Units to Eligible Individuals. The grant of Restricted Stock Units shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (a) the number of Restricted Stock Units subject to such Award; (b) the purchase price, if any, of the Restricted Stock Units and the means of payment for such Restricted Stock Units; (c) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of Restricted Stock Units granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 of the Plan to the extent the Committee intends that the Award comply with Section 162(m) of the Code; (d) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock Units as may be determined from time to time by the Committee; (e) restrictions on transferability of the Restricted Stock Units; and (f) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

The Awards of Restricted Stock Units granted under Article VII of the Plan are subject to such restrictions as the Company may impose, which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

Without limiting the foregoing, and except as otherwise revised in the Award Agreement documenting a Restricted Stock Unit Award (“RSUs”), in the event of Separation from Service for Cause (as determined by the Company), all outstanding RSUs will immediately terminate and be forfeited. In all other events of Separation from Service, to the extent not previously paid, the Participant shall be paid any vested RSUs in accordance with the payment provisions of Section 7.4 of the Plan, and all unvested RSUs shall immediately terminate and be forfeited.

The shares of Common Stock or cash underlying a Restricted Stock Unit Awards shall (subject to satisfaction of any purchase price requirement) be transferred or paid to the Participant as soon as practicable following the Award date or the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award applicable to such Restricted Stock Unit Award (the “Restriction End Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Restriction End Date, as the case may be. Notwithstanding any of the foregoing, to the extent that the provisions of Section 7.3 of the Plan or the provisions of any Award Agreement for Restricted Stock Units require distributions of shares of Common Stock under circumstances that constitute a “deferral of compensation” shall conform to the applicable requirements of Section 409A of the Code, including, without limitation, the requirement that a distribution to a Participant who is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code which is made on account of the specified employee’s Separation from Service shall not be made before the date which is six (6) months after the date of Separation from Service.

Stock Awards and Other Stock-Based Awards

The Committee is hereby authorized to grant Stock Awards to Eligible Individuals. Stock Awards may be issued by the Committee in addition to, or in tandem with, other Awards granted under this Plan, and may be issued in lieu of any cash compensation or fees for services to the Company as the Committee, in its discretion, determines or authorizes. Stock Awards shall be evidenced by an Award Agreement or in such other manner as the Committee may deem necessary or appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Common Stock underlying a Stock Award, such certificate will be registered in the name of the Participant.

The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee will determine the terms and conditions of such Awards and set forth such terms and conditions in an Award Agreement related to such Award. Shares of Common Stock or other securities delivered pursuant to a purchase right granted under Section 8.2 of the Plan shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock, other securities, other Awards or other property, or any combination thereof, as the Committee determines, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such shares or other securities as of the date such purchase right is granted.

Stock Awards and Other Stock-Based Awards shall be transferred or paid to the Participant as soon as practicable following the Award date and the satisfaction of any and all other conditions of the applicable Award Agreement (the “Satisfaction Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Satisfaction Date, as the case may be.

Performance Based Compensation

To the extent that a Restricted Stock Award, Restricted Stock Unit Award, Stock Award or Other Stock-Based Award is intended to qualify as performance-based compensation under Section 162(m) of the Code (a “Performance Award”) such Award shall satisfy the requirements set forth in Article IX of the Plan.

Performance Awards shall be conditioned upon the achievement of objective pre-established goal(s) relating to one or more of the following performance measures established in writing by the Committee within 90 days after the beginning of the applicable performance period (and in no event after 25% of the performance period has lapsed) subject to such modifications as specified by the Committee: cash flow; earnings (including earnings before interest, taxes, depreciation, and amortization); earnings per share, diluted or basic; capital expenditures; debt, net debt, debt reduction; working capital; return on investment; economic value added; cost of capital; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; and operating income or net operating income.

To the extent consistent with Section 162(m) of the Code, the Committee may determine that certain adjustments apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs, including, but not limited to, reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareholders for the applicable year. Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee.

Achievement of the performance goals established in accordance with Section 9.2 of the Plan shall be certified in writing prior to payment of the Performance Award, as required by Section 162(m) of the Code. In addition to establishing minimum performance goal(s) below which no compensation shall be payable pursuant to a Performance Award, the Committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goal(s) have been achieved.

Notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any Performance Award to a Participant if it concludes that such reduction is necessary or appropriate based upon: (a) an evaluation of such Participant’s performance; (b) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (c) the Company’s financial results and conditions; or (d) such other factors or conditions that the Committee deems relevant. The Committee shall not use its discretionary authority to increase any award that is intended to be performance-based compensation under Section 162(m) of the Code.

Performance Awards shall be transferred or paid to the Participant as soon as practicable following the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award Agreement applicable to such Performance Award (the “Performance End Date”), but in no event later than two and one half (2½) months following the end of the calendar year that includes the Performance End Date.

Award Amendment

The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any Participant or holder or beneficiary of an Award; provided, however, that no such action shall impair any material rights of a Participant or holder or beneficiary under any Award theretofore granted under the Plan.

Adjustments of Awards

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, an event affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles), whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, subject, with respect to Awards intended to meet the requirements and comply with the provisions of Section 162(m) of the Code.

Plan Amendment and Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without: (a) stockholder approval if such approval is necessary to comply with any tax, legal or regulatory (including, for this purpose, the rules of any national securities exchange(s) on which the Common Stock is then listed) requirement for which or with which the Board deems it necessary or desirable to qualify or comply; or (b) the consent of the affected Participant, if such action would adversely affect any material rights of such Participant under any outstanding Award. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of the Participant) modify, amend or terminate any or all of the provisions of this Plan to the extent necessary to conform the provisions of the Plan with Section 409A of the Code regardless of whether such modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under the Plan.

ACTION #2: RATIFICATION OF SQUAR, MILNER, PETERSON, MIRANDA, & WILLIAMSON, LLP

On April 22, 2014, the board of directors selected Squar, Milner, Peterson, Miranda, & Williamson, LLP (“Squar Milner”) to serve as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2014. Previously, HJ & Associates, LLC (“HJ&A”) served as the Registrant’s independent registered public accounting firm. The decision to change the Registrant’s independent registered public accounting firm was the result of the determination by the board of directors that it was in the best interests of the Registrant to have Squar Milner serve as the independent registered public accounting firm since Squar Milner had served as QSI’s auditor since 2006.

Prior to April 22, 2014, the date that Squar Milner was retained as the independent registered public accounting firm of QSI:

•	The Registrant did not consult Squar Milner regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements;

•	Neither a written report nor oral advice was provided to the Registrant by Squar Milner that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

•	The Registrant did not consult Squar Milner regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Although the Registrant is not required to submit the appointment of its independent registered public accounting firm to a vote of stockholders for ratification, the board of directors is doing so as a matter of good corporate practice. Even upon effectiveness of the ratification pursuant to the Written Consent, the board of directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be advisable and in the best interests of the Registrant and its stockholders.

Dismissal of HJ&A

The board of directors dismissed HJ&A as a result of the Registrant’s acquisition of QSI as its wholly owned operating subsidiary through the Merger. The Registrant did not have any disagreements with HJ&A with respect to accounting practices or procedures or financial disclosure. HJ&A’s report on the Registrant’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor did HJ&A qualify or modify its opinion as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2013 and 2012, and through April 22, 2014, there were no disagreements with HJ&A on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to HJ&A’s satisfaction, would have caused HJ&A to make reference to the subject matter of any disagreement in its reports on the Registrant’s financial statements; or reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2013 and 2012

Audit Fees. Squar Milner’s fees associated with the annual audit of financial statements, the audit of internal control of financial reporting, the reviews of QSI’s quarterly financial statements, statutory audits, assistance with and review of documents filed with the SEC, issuance of consents, issuance of comfort letters, and accounting consultations for the fiscal years ended December 31, 2013 and December 31, 2012 were $78,840 and $56,160, respectively.

Audit-Related Fees. Squar Milner’s fees for the fiscal years ended December 31, 2013 and December 31, 2012 for assurance and related services that were reasonably related to the performance of the audits of QSI’s financial statements were $0 and $0, respectively.

Tax Fees. Squar Milner’s fees for the fiscal years ended December 31, 2013 and December 31, 2012 for tax compliance, tax advice and tax planning were $0 and $4,240, respectively. These services consisted primarily of review of QSI’s U.S. Federal income tax return Form 1120 and California state income tax return Form 100.

All Other Fees. Squar Milner did not perform any material professional services other than those described above in the fiscal years ended December 31, 2013 and December 31, 2012.

Audit Committee Pre-Approval Policy

The Registrant’s audit committee will pre-approve the engagement of Squar Milner for any non-audit services in order for Squar Milner to remain independent of the Registrant. The audit committee will delegate to its chair or, if he is unavailable, any other member of the audit committee, the right to pre-approve all audit services, between regularly scheduled meetings, subject to presentation to the full audit committee at its next meeting.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth the beneficial ownership of our common stock as of May 31, 2014 by (1) all of our directors and executive officers, individually, (2) all of our directors and executive officers, as a group, and (3) all persons who beneficially own more than 5% of our outstanding common stock.

The beneficial ownership of each person was calculated based on 21,385,216 shares of the Registrant’s common stock issued and outstanding as of May 31, 2014. “Beneficial ownership” means more than ownership in the usual sense as set forth under the rules of the Exchange Act. For example, a person has beneficial ownership of a share not only if the person owns it in the usual sense, but also if the person has the power to vote, sell or otherwise dispose of the share.

Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days of May 31, 2014 pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, but excludes stock appreciation rights. Two or more persons might count as beneficial owners of the same share. Unless otherwise noted, the address of the following persons listed below is c/o QuantumSphere, Inc., 2905 Tech Center Dr., Santa Ana, CA 92705.

Name of Director or Executive Officer	As of May 31, 2014
	Shares	%
Kevin D. Maloney [1]	2,177,865	9.37%
R. Douglas Carpenter[2]	700,700	3.21%
Gregory L. Hrncir[3]	1,234,234	5.47%
Stephen C. Gillings[4]	125,655	0.58%
Thomas Candelaria[5]	311,112	1.43%
Sangkeun Park [6]	182,789	0.85%
Vito Canuso, Esq. [7]	152,684	0.71%
Richard J. Berman [8]	130,000	0.60%
Marc H. Goroff, Ph.D.[9]	590,206	2.72%
Steven Myers [10]	1,325,627	6.02%
Francis C. Poli [11]	1,500,896	6.80%
Robert S. Venable [12]	315,000	1.45%
Jeffery W. Palmer [13]	863,334	3.98%
Directors and executive officers as a group [14] (13 persons)	9,610,102	34.34%

Name of 5% Holder
Michael C. Robert[15]	2,913,372	12.90%
Bricoleur Entities [16]	1,168,038	5.33%

1 The shares beneficially owned by Mr. Maloney consist of 319,889 shares of common stock, options to purchase 1,707,976 shares of common stock (of which, 1,385,750 shares are vested), and warrants to purchase 500,000 shares of common stock (of which, 458,337 shares are vested). Although Mr. Maloney is the stepson of Dr. Goroff, Mr. Maloney disclaims any ownership of the shares beneficially owned by Dr. Goroff.

2 The shares beneficially owned by Mr. Carpenter consist of 261,906 shares of common stock and options to purchase 506,152 shares of common stock (of which, 438,794 shares are vested).

3 The shares beneficially owned by Mr. Hrncir are held in the name of the Hrncir Family Trust or individually and collectively consist of 51,510 shares of common stock, options to purchase 1,032,724 shares of common stock (of which, 710,498 shares are vested), and warrants to purchase 500,000 shares of common stock (of which, 472,226 shares are vested).

4 The shares beneficially owned by Mr. Gillings consist of options to purchase 150,000 shares of common stock (of which, 121,655 shares are vested) and warrants to purchase 4,000 shares of common stock (of which, all shares are vested).

5 The shares beneficially owned by Mr. Candelaria consist of options to purchase 200,000 shares of common stock (of which, 61,112 shares are vested) and warrants to purchase 500,000 shares of common stock (of which, 250,000 shares are vested).

6 The shares beneficially owned by Mr. Berman consist of options to purchase 80,000 shares of common stock (of which, all shares are vested) and warrants to purchase 50,000 shares of common stock (of which all shares are vested).

7 The shares beneficially owned by Mr. Park consist of options to purchase 182,789 shares of common stock (of which, 136,956 shares are vested).

8 The shares beneficially owned by Mr. Canuso consist of 26,300 shares of common stock and options to purchase 183,079 shares of common stock (of which all shares are vested).

9 The shares beneficially owned by Dr. Goroff are held in the name of the Goroff Family Trust and consist 262,206 shares of common stock, options to purchase 278,000 shares of common stock (of which, all shares are vested), and warrants to purchase 50,000 shares of common stock (of which, all shares are vested).

10 The shares beneficially owned by Mr. Myers are held in Dolphin Capital Holdings, Inc., in the Steven S. Myers Revocable Trust or individually and collectively consist of 689,613 shares of common stock, options to purchase 80,000 shares of common stock (of which, all shares are vested), and warrants to purchase 556,014 shares of common stock (of which, all shares are vested).

11 The shares beneficially owned by Mr. Poli consist of 809,563 shares of common stock, options to purchase 258,000 shares of common stock (of which, all shares are vested), and warrants to purchase 433,333 shares of common stock (of which, all shares are vested).

12 The shares beneficially owned by Mr. Venable consist of options to purchase 265,000 shares of common stock (of which, all shares are vested), and warrants to purchase 50,000 shares of common stock (of which, all shares are vested).

13 The shares beneficially owned by Mr. Palmer consist of 575,556 shares of common stock and warrants to purchase 287,778 shares of common stock (of which, all shares are vested).

14 Represents the collective beneficial ownership of Messrs. Maloney, Carpenter, Hrncir, Gillings, Candelaria, Park, Canuso, Berman, Goroff, Myers, Poli, Venable, and Palmer.

15 The shares beneficially owned by Mr. Robert consist of 1,717,877 shares of common stock and warrants to purchase 1,195,495 shares of common stock (of which, all shares are vested). The registered address of Mr. Robert is 4831 Mt. Longs Dr., San Diego, CA 92117.

16 The shares beneficially owned by the Bricoleur Entities (comprised of Bric 6, L.P., Bric Offshore, L.P., Bricoleur Enhanced, L.P., and Bricoleur Partners, L.P.), consist of 654,536 shares of common stock and warrants to purchase 513,502 shares of common stock (of which, all shares are vested). The registered address of these entities is P.O. Box 675586, Rancho Santa Fe, CA 92067.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon pursuant to the Written Consent (except as disclosed in this Information Statement).

where you can find more information

As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein was obtained upon the delivery of the written consent of a majority of the stockholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.20549, as well as in the SEC’s public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

EXHIBIT A

2014 EQUITY INCENTIVE PLAN

(APPROVED BY THE BOARD OF DIRECTORS ON APRIL 22, 2014)

The purposes of the 2014 Equity Incentive Plan (the “Plan”) are to foster and promote the long-term financial success of Way Cool Imports, Inc., a Nevada corporation (the “Company”), and its affiliates and materially increase stockholder value by (1) motivating superior performance by Participants, (2) providing Participants with an ownership interest in the Company, and (3) enabling the Company and its Subsidiaries to attract and retain the services of outstanding Employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

Article I:

Definitions

In addition to the terms defined in the preamble above and elsewhere in the Plan, the following capitalized terms used in this Plan have the meanings set forth below. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

“Award” means any Option, SAR, award of Restricted Stock or Restricted Stock Units, Stock Award, Other Stock-Based Award, or Performance Award granted under the Plan.

“Board” or “Board of Directors” means the Board of Directors of the Company, as it may be constituted from time to time.

“Cause” means, except as otherwise defined in an Award Agreement, with respect to any Participant (as determined by the Committee in its sole discretion) (a) the continued and willful failure of the Participant substantially to perform the duties of his or her employment or service for the Company or any Subsidiary (other than any such failure due to the Participant’s disability); (b) the participant’s engaging in willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the Company or any of its affiliates, including, but not limited to by way of damage to the Company’s or an affiliate’s reputation or public standing; (c) the Participant’s conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony or (d) the Participant’s material violation or breach of the Company’s or any affiliate’s code of conduct or ethics or other Company policy or rule or the material breach by the Participant of any of his or her obligations under any written covenant or agreement with the Company or any of its affiliates; or (e) any failure by the Participant to cooperate, if requested by the Company or any Subsidiary, with any investigation or inquiry into the Participant’s or the Company’s or any Subsidiary’s business practices, whether internal or external, including, but not limited to, the Participant’s refusal to be deposed or to provide testimony at any trial or inquiry; provided that, with respect to any Participant who is a party to an employment agreement or service contract with the Company or any affiliates, “Cause” shall have the meaning specified in such agreement.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

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“Committee” means the Compensation Committee of the Board of Directors, or any successor committee thereto, or such other committee of the Board of Directors as is appointed or designated by the Board to administer the Plan; provided, however, that the number of members of the committee and their qualifications shall at all times that the Company or its officers and directors, by reason of their status as officers or directors of the Company, are subject to such laws, satisfy the requirements for exemptions under Rule 16b-3 and tax deductibility under Section 162(m). The full Board may perform any function of the Committee hereunder, except with respect to matters which under Rule 16b-3, Section 162(m) or other applicable law (including stock exchange rules) are required to be determined in the sole discretion of the Committee.

“Common Stock” means the common stock, par value $0.001 per share (as such par value may be adjusted from time to time), of the Company.

“Covered Person” means an Eligible Individual who is determined by the Committee to be a “covered employee” as defined in Section 162(m) for the purpose of receiving performance-based compensation complying with Section 162(m).

“Eligible Individual” means any Employee, Non-Employee Director or natural person who is a consultant to the Company or a Subsidiary.

“Employee” means any officer or other employee of the Company or any Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of any date and unless otherwise determined by the Committee, shall be determined as follows:

(a) If the Common Stock is listed on any established stock exchange, system or market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock as quoted on the principal securities exchange on which such shares are then listed or admitted to trading on the date on which such value is being determined; and

(b) In the absence of an established market for shares of Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method, taking into account factors consistent with Treas. Reg. § 409A-1(b)(5)(iv)(B) as the Committee deems appropriate.

“Incentive Stock Option” or “ISO” means an option granted under Article V designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto and qualifying thereunder.

“Non-Employee Director” means a member of the board of directors of the Company who is not an Employee.

“Non-Qualified Stock Option” means an option granted under Article V that is not designated as an incentive stock option by the Committee, or an option that is designated as an incentive stock option to the extent such option does not comply with the provisions of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

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“Other Stock-Based Award” means any right granted under Section 8.2.

“Participant” means any Eligible Individual who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Individual.

“Person” means any individual, corporation, joint venture, association, partnership, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Reporting Person” means any Eligible Individual subject to Section 16 of the Exchange Act with respect to the Company.

“Restricted Stock” means a grant of shares of Common Stock pursuant to Article VI which is subject to certain restrictions and to a risk of forfeiture.

“Restricted Stock Unit” means a contractual right underlying an Award granted under Article VI that is denominated in shares of Common Stock, which unit represents a right to receive a share of Common Stock (or the value of a share of Common Stock) upon the terms and conditions set forth in the Plan and the applicable Award Agreement.

“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

“SAR” or “Stock Appreciation Right” means the right to receive a payment in cash or shares of Common Stock equal to the amount of appreciation, if any, in the Fair Market Value of a share of Common Stock from the date of grant of the right to the date of its payment, and which may be awarded to Eligible Individuals under Article V.

“Section 162(m)” means Section 162(m) of the Code and regulations promulgated thereunder.

“Section 409A” means Section 409A of the Code and regulations promulgated thereunder.

“Separation from Service” means a “separation from service” as that term is defined in Section 409A.

“Specified Employee” means “specified employee” as such term is defined in Section 409A.

“Stock Award” means an award of shares of Common Stock pursuant to Section 8.1.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In the case of Incentive Stock Options, Subsidiary means any entity that qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a Person acquired by the Company or with which the Company combines.

“Successor” with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee, acquire the right to receive cash and/or shares of Common Stock issuable in satisfaction of an Award.

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Article II:
ADMINISTRATION

2.1           Generally. The Committee shall have the authority to control and manage the operation and administration of the Plan; provided, however, that all acts and authority of the Committee pursuant to this Plan are subject to the provisions of the Committee’s charter, as amended from time to time, and such other authority as may be delegated to the Committee by the Board.

2.2           Grant of Awards. The Committee has the exclusive power to make Awards, to determine when and to which Eligible Individuals Awards will be granted, the types of Awards and the number of shares of Common Stock covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the terms of the Plan and applicable law, to cancel, suspend or amend existing Awards.

2.3           Section 162(m). Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m), and to take such action, establish such procedures, and impose such restrictions as necessary to conform to such requirements. Notwithstanding any provision of the Plan to the contrary, if an Award under this Plan is intended to qualify as performance-based compensation under Section 162(m) and the regulations issued thereunder and a provision of this Plan would prevent such Award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

2.4           Payment of Awards. The Committee may, subject to Section 12.3, determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or canceled, forfeited or suspended.

2.5           Interpretation. The Committee has the authority to interpret the Plan and any Award made under the Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Plan, to determine the terms and provisions of any Award Agreements entered into hereunder (not inconsistent with the Plan), to amend the terms and provisions of any such Award Agreement (not inconsistent with the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems desirable. The determinations of the Committee in the administration of the Plan, as described herein will be final, binding and conclusive on all interested parties.

2.6           Delegation of Authority. Except to the extent prohibited by applicable law or regulation, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided, however, the Committee shall not delegate any such authority with respect to any Awards made to a Reporting Person. The Committee may revoke any such allocation or delegation at any time.

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2.7           Cooperation. The Company and any affiliate will, to the fullest extent permitted by law, furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and any affiliate as to an Eligible Individual’s employment, or other provision of services, termination of employment, or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefit under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

2.8           Indemnification. To the fullest extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

Article III:
SHARES AVAILABLE FOR AWARDS

3.1           Number. Subject to adjustment as provided in Section 3.4, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 7,500,000 Shares of Common Stock to be issued under the Plan may be made available from authorized but unissued shares of Common Stock, shares of Common Stock held by the Company in its treasury, or shares of Common Stock purchased by the Company on the open market or otherwise.

3.2           Award Limitations. No Participant receiving an Award will be granted any Award with respect to more than 300,000 Shares of Common Stock during any fiscal year.

3.3           Share Counting. If any shares of Common Stock covered by an Award other than a Substitute Award, or to which such an Award relates, terminate, lapse or are forfeited or cancelled, or such an Award is otherwise settled without the delivery of the full number of shares of Common Stock underlying the Award, then the shares of Common Stock covered by such Award, or to which such Award relates, to the extent of any such forfeiture, termination, lapse, cancellation, etc., shall again be, or shall become available for issuance under the Plan. Shares of Common Stock Substitute Awards shall not reduce the number of shares of Common Stock available for delivery under this Plan. Shares of Common Stock delivered in payment of the purchase price in connection with the exercise of Options or shares of Common Stock delivered or withheld to pay tax-withholding obligations or otherwise under the Plan shall be added to and shall increase the number of shares of Common Stock available for purposes of the Plan.

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3.4           Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of shares of Common Stock (or other securities or property) which thereafter may be made the subject of Awards, including without limitation the individual limits set forth in Sections 4(a); (b) the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (c) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of shares of Common Stock subject to any Award shall always be a whole number. The Committee’s adjustment shall be effective and binding for all purposes of this Plan, provided that no adjustment shall be made which will cause an ISO to lose its status as such, and further provided that no such adjustment shall constitute (x) a modification of a stock right within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (y) an extension of a stock right, including the addition of any feature for the deferral of compensation within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(C), or (z) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(E). Furthermore, no adjustment as the result of a change in capitalization shall cause the exercise price to be less than the Fair Market Value of such shares (as adjusted to reflect the change in capitalization) on the date of grant, and any adjustment as the result of the substitution of a new stock right or the assumption of an outstanding stock right pursuant to a corporate transaction shall satisfy the conditions described in Treas. Reg. Section 1.409A-1(b)(5)(v)(D).

Article IV:
ELIGIBILITY

All Eligible Individuals are eligible to participate in this Plan and receive Awards hereunder. Holders of equity-based awards issued by a company acquired by the Company or with which the Company combines are eligible to receive Substitute Awards hereunder.

Article V:
OPTIONS AND SARS

5.1           Grant. The Committee is hereby authorized to grant Options and SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee determines. The grant of Options or SARS shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (a) the number of shares of Common Stock that may be issued upon exercise of an Option or number of SARs subject to an Award; (b) the exercise or base price of each Option or SAR; (c) the term of the Option or SAR; (d) such terms and conditions on the vesting and/or exercisability of an Option or SAR as may be determined by the Committee; (e) any restrictions on transfer of the Option or SAR and forfeiture provisions; (f) the effect on the term of the Option or SAR of the Separation from Service of the Participant; and (g) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

5.2           Exercise Price. The exercise price per share of Common Stock under an Option or SAR will be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of such Option or SAR; and provided further that in the case of ISOs granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the ISO is granted.

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5.3           Term. The term of each Option and SAR will be fixed by the Committee in its discretion; provided , however, that the term shall not be more than ten (10) years from the date the Option or SAR is granted, or five (5) years from such date if the option is an Incentive Stock Option granted to an individual owning (directly and through the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).

5.4           Exercisability. Subject to the terms of the Plan and the related Award Agreement, any Option or SAR may be exercised at any time during the period commencing with either the date that Option or SAR is granted or the first date permitted under a vesting schedule established by the Committee and ending with the expiration date of the Option or SAR. A Participant may exercise his Option or SAR for all or part of the number of shares of Common Stock or rights which he is eligible to exercise under terms of the Option or SAR. The Committee will determine the method or methods by which, and the form or forms in which, including, without limitation, cash, shares of Common Stock, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price of an Option, payment of the exercise price with respect thereto may be made or deemed to have been made.

5.5           Separation from Service. Except as otherwise provided in the Award Agreement documenting an Option or SAR Award, the following general rules will apply to outstanding Option and SAR Awards at the time of Separation from Service:

(a)          In the event of Separation from Service for Cause, then all outstanding Option and SAR Awards, whether vested or unvested, will immediately terminate and be forfeited.

(b)          In all other events of Separation from Service, the Participant shall have a period of ninety (90) days following such Separation from Service (or, if shorter, until the end of the term of a particular Option or SAR as established in the original Award Agreement) to exercise any vested and unexercised Options and SARs then outstanding; all unvested Option and SAR Awards shall immediately terminate and be forfeited.

5.6           Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. No Incentive Stock Option shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary. Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as “incentive stock options” (and will be deemed to be Non-Qualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of shares of Common Stock (determined as of the date of grant) with respect to such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

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Article VI:
RESTRICTED STOCK AWARDS

6.1           Grant. The Committee is hereby authorized to grant Awards of Restricted Stock to Eligible Individuals. The grant of Restricted Stock shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (a) the number of shares of Restricted Stock subject to such Award; (b) the purchase price, if any, of the shares of Restricted Stock and the means of payment for such shares; (c) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of shares of Restricted Stock granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 to the extent the Committee intends that the Award comply with Section 162(m); (d) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock as may be determined from time to time by the Committee; (e) restrictions on transferability of the Restricted Stock; and (f) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

6.2           Vesting and Forfeiture. Restricted Stock granted under this Article VI is subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Except as otherwise determined by the Committee, upon a termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations of employment resulting from specified causes.

6.3           Stock Certificates. An Award of Restricted Stock may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock, such certificate will be registered in the name of the Participant and bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock.

6.4           Dividends and Voting Rights. Unless otherwise determined by the Committee, a Participant holding an outstanding Award of Restricted Stock shall be entitled to (a) receive all dividends and distributions paid in respect of shares of Common Stock underlying such award; provided, that if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same vesting and other restrictions as apply to the Restricted Stock with respect to which they were paid, and (b) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period during which such shares remain subject to restriction.

Article VII:
RESTRICTED STOCK unit AWARDS

7.1           Grant. The Committee is hereby authorized to grant Awards of Restricted Stock Units to Eligible Individuals. The grant of Restricted Stock Units shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (a) the number of Restricted Stock Units subject to such Award; (b) the purchase price, if any, of the Restricted Stock Units and the means of payment for such Restricted Stock Units; (c) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of Restricted Stock Units granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 to the extent the Committee intends that the Award comply with Section 162(m); (d) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock Units as may be determined from time to time by the Committee; (e) restrictions on transferability of the Restricted Stock Units; and (f) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

Way Cool Imports, Inc.

2014 Equity Incentive Plan

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7.2           Vesting. The Awards of Restricted Stock Units granted under this Article VII are subject to such restrictions as the Company may impose, which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

7.3           Separation from Service. Without limiting the foregoing, and except as otherwise revised in the Award Agreement documenting a Restricted Stock Unit Award (“RSUs”), in the event of Separation from Service for Cause (as determined by the Company), all outstanding RSUs will immediately terminate and be forfeited. In all other events of Separation from Service, to the extent not previously paid, the Participant shall be paid any vested RSUs in accordance with the payment provisions of Section 7.4, and all unvested RSUs shall immediately terminate and be forfeited.

7.4           Payment of Award. The shares of Common Stock or cash underlying a Restricted Stock Unit Awards shall (subject to satisfaction of any purchase price requirement) be transferred or paid to the Participant as soon as practicable following the Award date or the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award applicable to such Restricted Stock Unit Award (the “Restriction End Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Restriction End Date, as the case may be. Notwithstanding any of the foregoing, to the extent that the provisions of Section 7.3 hereof or the provisions of any Award Agreement for Restricted Stock Units require, distributions of shares of Common Stock under circumstances that constitute a “deferral of compensation” shall conform to the applicable requirements of Section 409A, including, without limitation, the requirement that a distribution to a Participant who is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) which is made on account of the specified employee’s Separation from Service shall not be made before the date which is six (6) months after the date of Separation from Service.

Article VIII:
STOCK AWARDS AND OTHER STOCK-BASED AWARDS

8.1           Stock Awards. The Committee is hereby authorized to grant Stock Awards to Eligible Individuals. Stock Awards may be issued by the Committee in addition to, or in tandem with, other Awards granted under this Plan, and may be issued in lieu of any cash compensation or fees for services to the Company as the Committee, in its discretion, determines or authorizes. Stock Awards shall be evidenced by an Award Agreement or in such other manner as the Committee may deem necessary or appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Common Stock underlying a Stock Award, such certificate will be registered in the name of the Participant.

8.2           Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee will determine the terms and conditions of such Awards and set forth such terms and conditions in an Award Agreement related to such Award. Shares of Common Stock or other securities delivered pursuant to a purchase right granted under this Section 8.2 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock, other securities, other Awards or other property, or any combination thereof, as the Committee determines, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such shares or other securities as of the date such purchase right is granted.

Way Cool Imports, Inc.

2014 Equity Incentive Plan

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8.3           Payment. Stock Awards and Other Stock-Based Awards shall be transferred or paid to the Participant as soon as practicable following the Award date and the satisfaction of any and all other conditions of the applicable Award Agreement (the “Satisfaction Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Satisfaction Date, as the case may be.

Article IX:
SECTION 162(m) PERFORMANCE BASED COMPENSATION

9.1           General Requirements. To the extent that a Restricted Stock Award, Restricted Stock Unit Award, Stock Award or Other Stock-Based Award is intended to qualify as performance-based compensation under Section 162(m) (a “Performance Award”) such Award shall satisfy the requirements set forth in this Article IX.

9.2           Performance Goals. Performance Awards shall be conditioned upon the achievement of objective pre-established goal(s) relating to one or more of the following performance measures established in writing by the Committee within 90 days after the beginning of the applicable performance period (and in no event after 25% of the performance period has lapsed) subject to such modifications as specified by the Committee: cash flow; earnings (including earnings before interest, taxes, depreciation, and amortization); earnings per share, diluted or basic; capital expenditures; debt, net debt, debt reduction; working capital; return on investment; economic value added; cost of capital; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; and operating income or net operating income. To the extent consistent with Section 162(m), the Committee may determine that certain adjustments apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs, including, but not limited to, reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareholders for the applicable year. Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee.

9.3           Certification of Performance Goals. Achievement of the performance goals established in accordance with Section 9.2 shall be certified in writing prior to payment of the Performance Award, as required by Section 162(m). In addition to establishing minimum performance goal(s) below which no compensation shall be payable pursuant to a Performance Award, the Committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goal(s) have been achieved.

Way Cool Imports, Inc.

2014 Equity Incentive Plan

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9.4           Committee Discretion. Notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any Performance Award to a Participant if it concludes that such reduction is necessary or appropriate based upon: (a) an evaluation of such Participant’s performance; (b) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (c) the Company’s financial results and conditions; or (d) such other factors or conditions that the Committee deems relevant. The Committee shall not use its discretionary authority to increase any award that is intended to be performance-based compensation under Section 162(m).

9.5           Payment. Performance Awards shall be transferred or paid to the Participant as soon as practicable following the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award Agreement applicable to such Performance Award (the “Performance End Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the Performance End Date.

Article X:
General terms applicable to awards

10.1         Exemptions from Section 16(b) Liability. With respect to a Reporting Person, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt under Rule 16b-3 or otherwise not subject to liability under Section 16(b), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b).

10.2         Section 409A Compliance. Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Section 409A. Accordingly, Awards under this Plan shall comply with the following requirements, as applicable.

(a)          Distributions to Specified Employees Upon Separation from Service. To the extent that payment under an Award which is subject to Section 409A is due to a Specified Employee on account of the Specified Employee’s Separation from Service from the Company or its affiliate or subsidiary, such payment shall be delayed until the first day of the seventh month following such Separation from Service (or as soon as practicable thereafter). The Committee, in its discretion, may provide in the Award document for the payment of interest at a rate set by the Committee for such six-month period.

(b)          No Acceleration of Payment. To the extent that an Award is subject to Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award document as of the date of grant.

(c)          Subsequent Delay in Payment. To the extent that an Award is subject to Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award document as of the date of grant, unless the Committee makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five years.

Way Cool Imports, Inc.

2014 Equity Incentive Plan

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10.3         Exemptions from Section 409A. The following Awards are intended to be exempt from the requirements of Section 409A.

(a)          Non-Discounted Options. Any Option issued with an exercise price that is at least equal to the Fair Market Value of a share of Common Stock on the date of grant.

(b)          Non-Discounted SARs. Any SAR issued with an exercise or base price at least equal to the Fair Market Value of a share of Common Stock on the date of grant.

(c)          Restricted Stock and Stock Awards. Restricted Stock, Stock Awards and any other property right subject to tax under Section 83 of the Code.

(d)          Short-Term Deferrals. Any Award which is paid no later than two and one-half (2½) months following the year in which the Award vests.

Article XI:
change of control

11.1         Generally. The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control (a) subject to Section 10.2, provide for the acceleration of any time periods relating to the exercise or realization of such Awards, so that such Awards may be exercised or realized in full on or before a date fixed by the Committee; (b) provide for the purchase of such Awards, upon the Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such Awards had such Awards been currently exercisable or payable; (c) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change of Control; or (d) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

11.2         Definition. “Change of Control” means a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act, or Item 5.01 of a Current Report on Form 8-K or any successor rule, whether or not the Company is then subject to such reporting requirements; provided that, without limitation, such a Change of Control shall be deemed to occur if:

(a)          any “person” (as such term is used in Sections 13(d) and 14 (d) of the Exchange Act) is or becomes the “beneficial owner” (as determined for purposes of Regulation 13D-G under the Exchange Act as currently in effect), directly or indirectly, in a transaction or series of transactions, of securities of the Company representing more than 50% of the voting power of the Company’s voting capital stock (the “Voting Stock”); or

(b)          The consummation of a merger, or other business combination after which the holders of the Voting Stock do not collectively own 50% or more of the voting capital stock of the entity surviving such merger or other business combination, or the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of the Company; or

(c)          A majority of the Board is replaced in any twelve (12) month period by individuals whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

Way Cool Imports, Inc.

2014 Equity Incentive Plan

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Any good faith determination by the Committee as to whether a Change of Control within the meaning of this Section has occurred shall be conclusive and binding on the Participants.

11.3         Limitation on Payments in the Event of a Change of Control. Notwithstanding anything in this Plan to the contrary, any Award (or portion of an Award) that would constitute an excess parachute payment, as such term is defined in Section 280G of the Code, shall be reduced to an amount that would not constitute an excess parachute payment so as to avoid the deduction limitations and excise tax under Sections 280G and 4999, respectively. The Company shall have no obligation to pay to the Participant the amount by which any Award is reduced in accordance with this Section 11.3.

Article XII:
effective date, amendment, modification
and termination of plan

12.1         Effective Date. The Plan shall be effective as of the effective date of the merger of Way Cool Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Company, with and into QuantumSphere, Inc., a California corporation. No Award may be granted under the Plan after the tenth anniversary of the date at which this Plan is approved by stockholders of the Company. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to administer the Plan and to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

12.2         Plan Amendment and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without: (a) stockholder approval if such approval is necessary to comply with any tax, legal or regulatory (including, for this purpose, the rules of any national securities exchange(s) on which the Common Stock is then listed) requirement for which or with which the Board deems it necessary or desirable to qualify or comply; or (b) the consent of the affected Participant, if such action would adversely affect any material rights of such Participant under any outstanding Award. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of the Participant) modify, amend or terminate any or all of the provisions of this Plan to the extent necessary to conform the provisions of the Plan with Section 409A regardless of whether such modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under the Plan.

12.3         Award Amendment. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any Participant or holder or beneficiary of an Award; provided, however, that no such action shall impair any material rights of a Participant or holder or beneficiary under any Award theretofore granted under the Plan.

12.4         Adjustment of Awards. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, an event affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles), whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, subject, with respect to Awards intended to meet the requirements of Section 162(m), compliance with the provisions of Section 162(m).

Way Cool Imports, Inc.

2014 Equity Incentive Plan

A-13

Article XIII:
MISCELLANEOUS

13.1         No Right to Continued Employment. Nothing in the Plan or in any Award Agreement confers upon any Eligible Individual who is a Participant the right to continue in the service or employment of the Company or any affiliate or affect any right which the Company or any affiliate may have to terminate or modify the employment or provision of service of the Participant with or without cause.

13.2         No Rights as a Stockholder. Notwithstanding anything to the contrary in the Plan, no Participant or Successor shall have any voting or other rights as a stockholder of the Company with respect to any Common Stock covered by an Award until the issuance of a certificate or certificates to the Participant for such Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificates.

13.3         Withholding. The Company has the right to withhold from any payment of cash or Stock to a Participant or other person under the Plan an amount sufficient to cover any required withholding taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state, local income tax or such other applicable taxes (“Taxes”) with respect to income arising from payment of the Award. The Company may require the payment of any Taxes before issuing any Stock pursuant to the Award. The Committee may, if it deems appropriate in the case of a Participant, withhold such Taxes through a reduction of the number of shares of Common Stock delivered to such individual, or allow the Participant to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the Taxes with respect to income arising from payment of the Award, through a reduction of the number of shares of Common Stock delivered to such individual or a subsequent return to the Company of shares of Common Stock held by the Participant, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

13.4         No effect on Compensation. Awards received by a Participant under this Plan are not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an affiliate , unless expressly so provided by such other plan, contract or arrangement, or unless the Committee so determines. No provision of the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, including incentive arrangements providing for the issuance of options and stock, and awards that do not qualify under Section 162(m), and such arrangements may be generally applicable or applicable only in specific cases.

13.5         Non-Assignment. Except as the Committee may otherwise determine from time to time: (a) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant; and provided, further, however, that in no event shall the Committee authorize any assignment, alienation, sale, or other transfer under this paragraph that would provide a Participant or beneficiary with the opportunity to receive consideration from a third party; (b) each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative; and (c) no Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company. The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

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2014 Equity Incentive Plan

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13.6         Unfunded Plan. This Plan is unfunded and the Company is not required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Subsidiaries or other affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Subsidiaries or other affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

13.7         Limitation of Liability. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the applicable Award Agreement. Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 2.6 hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, under this Plan.

13.8         Legal Requirements. No certificate for shares of Common Stock distributable pursuant to this Plan will be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of Section 409A, applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the national securities exchange(s) on which the Company’s Stock may, at such time, be listed.

13.9         Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of the State of Nevada, without giving effect to its conflict of law provisions.

13.10         Severability. In the event that any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.11         No Fractional Shares. No fractional shares shall be issued or delivered pursuant to this Plan or any Award Agreement, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

13.12          Headings. Headings are provided herein for convenience only and not to serve as a basis for interpretation or construction of the Plan.

Way Cool Imports, Inc.

2014 Equity Incentive Plan

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